Exhibit 99.4

Dear Colleagues:

Ed Breen’s announcement today about the plan to separate Tyco into three standalone, public companies is the beginning of an exciting new chapter for the people and the businesses that comprise our company.  While all three business segments, their business units and their customers will benefit from the planned separation, it presents great opportunities for all of the Tyco Security Solutions (TSS) businesses in particular. To recap today’s announcement:

•                  ADT North America residential and small business will become a standalone, public company, which I will lead.

•                  Fire Protection and Commercial Security will be integrated to form a standalone, public company led by George Oliver.

•                  Flow Control will become a standalone, public company led by Patrick Decker.

ADT North America Residential

As North America’s leading provider of security services for homes and small businesses, ADT North America residential will become a new standalone public company. At approximately $3 billion in annual revenue and with more than 6 million customers, we are by far the largest security provider in this market, with robust sales, installation, monitoring and service capabilities — and the most prominent brand in the industry. I am honored and pleased to have the opportunity to lead this planned company as CEO, and I am very excited about our prospects for continued growth and success.

As an independent company, ADT will be a focused leader in the residential and small business security services industry. I am confident that this intense focus on serving our customers will allow us to deliver even more new, value-added and innovative solutions. Engaging with our customers, anticipating their needs and creating innovative solutions will be an important part of our strategy in this business. We will also be able to attract investors who understand the value inherent in our subscriber-based business model, and want to invest in a pure-play market leader.  This will help us refine our strategy and capital structure to better support our growth aspirations and our mission of “Creating Customers for Life.”

NA Commercial Security, International Security and Tyco Retail Solutions

With the proposed separation of our North America residential and small business operations, our North America commercial business and our international business units will be aligned with the Tyco Fire Protection business to form a new commercial fire and security company, focused on serving our commercial customers around the world and our residential customers outside of North America.

The commercial fire and security company will be a $10 billion leader in this global market, with industry-leading technologies and coverage across our high-growth emerging markets and key vertical markets like retail. Combining these businesses under one leader will allow us to take further advantage of our resources and know-how, as in many markets we have common customers, technologies and business processes.

Under George Oliver’s leadership, the planned commercial fire and security company will have a broader set of solutions and capabilities to bring to our existing customer base around the world, while making the company an even more attractive solutions provider to new customers.

Tyco Security Products

The Security Products business will also become part of the commercial fire and security company. Security Products is a world leader in access control, video and intrusion solutions, and this integration allows us to continue to build on the improved alignment between the product and service businesses within our security platform. The move also enables us to share best practices between the product businesses within our security and fire platforms.

An Important Milestone for Our Company

I’m excited about these changes, as I believe they will help us further accelerate growth in all of our businesses.  The great work done by all our employees in developing and executing on business improvement and growth strategies over the past several years has positioned us to make these changes at a time when we have excellent momentum in each of our business platforms.

In addition, the strategic leadership provided by Ed Breen, my colleagues on the Tyco management team and the company’s Board of Directors has made this next step in our evolution possible. Over the years, Ed and the team have led Tyco through many critical milestones, restoring investor confidence in our company and positioning us to take advantage of the growth opportunities that lie ahead.

Going Forward

Separating Tyco and preparing to launch ADT North America residential as a public company will require a lot of planning and effort, and over the next 12 months it will be critical that we maintain our focus on commitments to our customers and each other. While this is an exciting development for all of us, relatively few employees will be actively involved in the separation activities. That means it is “business as usual” for the vast majority of us over the next year, and most importantly we need to make sure that includes our customers.

While the planned separation is exciting on many levels, it represents significant change over time.  During this time, my goal is to communicate with you regularly and frequently as we embark on the planning and separation process.  We will be putting together a communication plan and will ensure that we can capture your questions and provide answers as quickly as possible. Additional information on the separation will also be available on InsideTyco. There are many details of this proposed separation that remain to be resolved, and so you will be hearing from me and our leadership team with more details as they are available.

Staying Focused and Committed

While the separation planning gets under way, I can’t stress enough the importance of continuing to operate as TSS. In order to emerge as three separate and successful companies, we have to continue to maintain our focus on meeting and exceeding our commitments.  These commitments are to each other - in the work we do that relies on the input and collaboration between each employee and his or her colleagues; to our customers - who entrust their business to us; and to our shareholders - who have invested in Tyco and who will become part of the investor base in the three future companies.

You’ll hear more from me and from George as soon as possible on the timing for the transition of our commercial businesses and Security Products to the new commercial fire and security company. In the meantime it’s up to all of us to ensure we execute on our strategies, while delivering on our commitments each quarter.

Thank you in advance for your continued efforts and hard work, and your ongoing engagement in building what will become three dynamic, industry-leading companies.

Regards,

Naren

OTHER IMPORTANT INFORMATION

In connection with the proposed spin-off transactions, a definitive proxy statement for the stockholders of Tyco will be filed with the Securities and Exchange Commission (the “SEC”). Tyco will mail the final proxy statement to its stockholders.  BEFORE MAKING ANY VOTING DECISION, TYCO’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SPIN-OFF TRANSACTIONS. Investors and security holders may obtain, without charge, a copy of the proxy statement, as well as other relevant documents containing important information about Tyco at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. You may also read and copy any reports, statements and other information filed by Tyco at the SEC public reference room at 100 F. Street, N.E., Washington D.C 20549. Please call the SEC at 1-800-SEC-0330 for further information.

Tyco and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed spin-off transactions. Information concerning the interests of Tyco’s participants in the solicitation is set forth in Tyco’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the spin-off transactions when it becomes available.